UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 20, 2006
                                                --------------------------------

          Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

  Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc.,
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  Bear Stearns Commercial Mortgage, Inc., Principal Commercial Funding II, LLC
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                      and Principal Commercial Funding, LLC
            --------------------------------------------------------
             (Exact name of sponsors as specified in their charters)


        Delaware                   333-130789-01                 13-3411414
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(State or other jurisdiction     (Commission File Number       (IRS Employer
of incorporation of depositor)   of issuing entity)            Identification
                                                              No. of depositor)

      383 Madison Avenue      New York, New York                     10179
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 272-2000
                                                 -------------------------------


                              Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 20, 2006, Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as paying agent and certificate registrar, of Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,540,620,000, were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of April 6, 2006, by and among the Company and the Underwriters.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of April 6, 2006, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor and Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2006, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, ArCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as paying agent, authenticating agent and certificate registrar.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of April 6, 2006, between Bear Stearns Commercial Mortgage Inc. and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Bear Stearns Commercial Mortgage Inc.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of April 6, 2006, between Wells Fargo Bank, National Association and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Wells Fargo Bank, National Association.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of April 6, 2006, between Principal Commercial Funding, LLC and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Principal Commercial Funding, LLC.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of April 6, 2006, between Morgan Stanley Mortgage Capital Inc. and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Morgan Stanley Mortgage Capital Inc.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of April 6, 2006, between Principal Commercial Funding II, LLC and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Principal Commercial Funding II, LLC.

Exhibit 10.6 Primary Servicing Agreement, dated as of April 1, 2006, between Principal Global Investors, LLC and Wells Fargo Bank, National Association, under which Principal Global Investors, LLC services those mortgage loans identified on the schedule attached thereto. (included as Exhibit G-1 to Exhibit 4)

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 5, 2006                         BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.




                                          By:    /s/ Richard A. Ruffer, Jr.
                                              ----------------------------------
                                              Name:  Richard A. Ruffer, Jr.
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

1                               Underwriting Agreement, dated as of         (E)
                                April 6, 2006, by and among Bear
                                Stearns Commercial Mortgage
                                Securities Inc., as depositor and
                                Bear, Stearns & Co. Inc. and Morgan
                                Stanley & Co. Incorporated, as
                                underwriters.

4                               Pooling and Servicing Agreement,            (E)
                                dated as of April 1, 2006, by and
                                among Bear Stearns Commercial
                                Mortgage Securities Inc., as
                                depositor, Wells Fargo Bank, National
                                Association, as master servicer,
                                ArCap Servicing, Inc., as special
                                servicer, LaSalle Bank National
                                Association, as trustee and
                                custodian, and Wells Fargo Bank,
                                National Association, as paying
                                agent, authenticating agent and
                                certificate registrar.

10.1                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of April 6, 2006, between
                                Bear Stearns Commercial Mortgage Inc.
                                and Bear Stearns Commercial Mortgage
                                Securities Inc., relating to the
                                mortgage loans sold to the depositor
                                by Bear Stearns Commercial Mortgage
                                Inc.

10.2                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of April 6, 2006, between
                                Wells Fargo Bank, National
                                Association and Bear Stearns
                                Commercial Mortgage Securities Inc.,
                                relating to the mortgage loans sold
                                to the depositor by Wells Fargo Bank,
                                National Association.

10.3                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of April 6, 2006, between
                                Principal Commercial Funding, LLC and
                                Bear Stearns Commercial Mortgage
                                Securities Inc., relating to the
                                mortgage loans sold to the depositor
                                by Principal Commercial Funding, LLC.

10.4                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of April 6, 2006, between
                                Morgan Stanley Mortgage Capital Inc.
                                and Bear Stearns Commercial Mortgage
                                Securities Inc., relating to the
                                mortgage loans sold to the depositor
                                by Morgan Stanley Mortgage Capital
                                Inc.

10.5                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of April 6, 2006, between
                                Principal Commercial Funding II, LLC
                                and Bear Stearns Commercial Mortgage
                                Securities Inc., relating to the
                                mortgage loans sold to the depositor
                                by Principal Commercial Funding II,
                                LLC.

10.6                            Primary Servicing Agreement, dated as       (E)
                                of April 1, 2006, between Principal
                                Global Investors, LLC and Wells Fargo
                                Bank, National Association, under
                                which Principal Global Investors, LLC
                                services those mortgage loans identified on the schedule attached thereto.
                                (included as Exhibit G-1 to Exhibit 4)